                                                             January 1, 2002

 FUND PROFILE
T. Rowe Price Index
Funds
   Equity Index 500
   Extended Equity Market Index
   Total Equity Market Index
   International Equity Index
   U.S. Bond Index

 Five funds seeking to match performance of broad indices of common stocks and bonds.
TROWEPRICELOGO
This profile summarizes key information about the funds that is included in the funds' prospectus. The funds' prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
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                                                                               1


                                                                               1

FUND PROFILE
---------------------------------------------------------
 What is each fund's objective?

   Equity Index 500 Fund seeks to match the performance of the Standard & Poor's 500 Stock Index/(R)/. The S&P 500 is made up of primarily large-capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization. (Market capitalization is the number of a company's outstanding shares multiplied by the market price per share.)

   Extended Equity Market Index Fund seeks to match the performance of the U.S. stocks not included in the S&P 500. These are primarily small- and mid-capitalization stocks (market capitalization below the 1,000 largest companies in the U.S. stock market and between the 200 and 1,000 largest, respectively). We use the Wilshire 4500 Completion Index to represent this universe.

   Total Equity Market Index Fund seeks to match the performance of the entire U.S. stock market. We use the Wilshire 5000 Total Market Index to represent the market as a whole. Because the largest stocks in the index carry the most weight, large-capitalization stocks make up a substantial majority of the Wilshire 5000's value.

   International Equity Index Fund seeks to provide long-term growth. We use the FTSE International Limited ("FTSE") Developed ex North America Index(TM), an equity market index based on the market capitalization of over 1,000 predominately large companies listed in about 20 countries, including Japan, the U.K., and developed countries in Continental Europe and the Pacific Rim. "FTSE(TM)" is a trademark jointly owned by the London Stock Exchange Limited and The Financial Times Limited and is used by FTSE International Limited under license.

   U.S. Bond Index Fund seeks to match the total return performance of the U.S. investment-grade bond market. We use the Lehman Brothers U.S. Aggregate Index, which typically includes more than 5,000 fixed-income securities with an overall intermediate to long-range average maturity. The range was 8.4 to
   9.0 years for the last five years ending December 31, 2000, although it will vary with market conditions.

   The inclusion of a stock or bond in the S&P 500, the Wilshire, the FTSE, or the Lehman Brothers indices is not an endorsement by Standard & Poor's, Wilshire Associates, FTSE, or Lehman Brothers of the stock or bond as an investment, nor are S&P, Wilshire, FTSE, and Lehman Brothers sponsors of the funds or in any way affiliated with them.
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FUND PROFILE
---------------------------------------------------------
 What is each fund's principal investment strategy?

   The Equity Index 500 Fund invests substantially all of its assets in all of the stocks in the S&P 500 Index. We attempt to maintain holdings of each stock in proportion to its weight in the index. This is known as a full replication strategy.

   Standard & Poor's constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its total market value. For example, the 50 largest companies in the index may account for over 50% of its value.

   The Extended Equity Market Index Fund uses a sampling strategy, investing substantially all of its assets in a group of stocks representative of the Wilshire 4500 Index. The fund does not attempt to fully replicate the index by owning each of the stocks in it. Despite its name, the Wilshire 4500 includes more than 6,500 stocks.

   The Total Equity Market Index Fund also uses a sampling strategy, investing substantially all of its assets in a broad spectrum of small-, mid-, and large-capitalization stocks representative of the Wilshire 5000 Index.

   In an attempt to recreate the Wilshire indices, we select stocks in terms of industry, size, and other characteristics. For example, if technology stocks made up 15% of the Wilshire 4500 Index, the Extended Equity Market Index Fund would invest about 15% of its assets in technology stocks with similar characteristics. Several factors are considered in selecting representative stocks, including historical price movement, market capitalization, transaction costs, and others.

   The International Equity Index Fund will attempt to match the performance of the FTSE Developed ex North America Index by using a full replication strategy, investing substantially all of its assets in all of the stocks in the index. We attempt to own every stock in the index in proportion to its weight in the index. The index is constructed by selecting the countries it covers, sorting the market by industry groups, and targeting a significant portion of them for inclusion in the index.

   The U.S. Bond Index Fund also uses a sampling strategy, investing substantially all fund assets in bonds specifically represented in the Lehman Brothers U.S. Aggregate Index. Within each broad segment of the benchmark, such as government bonds, mortgages, and corporate issues, we will select a set of U.S. dollar-denominated bonds that represents key benchmark traits. The most important of these traits are interest rate sensitivity, credit quality, and sector diversification, although other characteristics will be reflected.
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FUND PROFILE
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   The fund's manager will invest substantially all fund assets in bonds specifically represented in the index. As a result, we expect to own U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, and U.S. dollar-denominated securities of foreign issuers. Other securities may also be purchased, such as collateralized mortgage obligations (CMOs) and certain types of derivatives, provided they have similar characteristics to index securities but potentially offer more attractive prices, yields, or liquidity. Derivatives, such as futures and options, will not exceed 10% of the fund's total assets. This flexibility in investing is intended to help the manager keep the fund's composition in line with the index and minimize deviations in performance between the fund and the index.

   While there is no guarantee, the investment manager expects the correlation between the fund and the index to be at least .95. A correlation of 1.00 means the returns of the fund and the index move in the same direction (but not necessarily by the same amount). A correlation of 0.00 means movements in the fund are unrelated to movements in the index.

   All funds except U.S. Bond Index Fund

   T. Rowe Price continually compares the composition of all four funds to that of the indices. If a misweighting develops, the portfolios are rebalanced in an effort to bring them into line with their respective indices. When investing cash flow, the funds may purchase stocks, exchange traded funds, stock index futures, or stock options. This approach is intended to minimize any deviations in performance.


 Table 1  Index Funds Comparison Guide
                         Investment              Principal types
  Fund                   emphasis                of securities

  Equity Index 500       S&P 500 stocks          Large-cap
                         -------------------------------------------------
  Extended Equity        Broad market apart      Small- and mid-cap
  Market Index           from S&P 500            stocks
                         -------------------------------------------------
  Total Equity Market    Broad market including  Blend of small-,
  Index                  S&P 500 stocks          large-, and mid-cap
                                                 stocks
                         -------------------------------------------------
  International Equity   FTSE Developed ex       Large companies in
  Index                  North America Index     about 20
                                                 countries, including
                                                 Japan, the U.K., and
                                                 developed countries in
                                                 Continental Europe and
                                                 the Pacific Rim
                         -------------------------------------------------
  U.S. Bond Index        Lehman Brothers U.S.    U.S. investment-grade
                              Aggregate Index bonds
 ------------------------------------------------------------------------------



   Each fund may sell securities to better align its portfolio with the characteristics of its benchmark or satisfy redemption requests. However, the U.S. Bond Index Fund is not required to sell specific bond issues that have been removed from the index.
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FUND PROFILE
---------------------------------------------------------
   Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the funds?

   Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

   Each fund is designed to track broad segments of the U.S. stock market--whether they are rising or falling. Markets as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

   While there is no guarantee, Equity Index 500 Fund should tend to be less volatile than the other two portfolios because of its focus on larger-cap stocks. The fund emphasizes large-cap stocks, which may at times lag shares of smaller, faster-growing companies. It may also pay a modest dividend that can help offset losses in falling markets.

   The Extended Equity Market Index Fund will be subject to the greater risks associated with small- and mid-cap stocks. Smaller companies often have limited product lines, markets, or financial resources, and may depend on a small group of inexperienced managers. The securities of small companies may have limited marketability and liquidity and are often subject to more abrupt or erratic market movements than shares of larger companies or the major market averages. The very nature of investing in smaller companies involves greater risk than is customarily associated with large-cap companies.

   While there is no guarantee, Total Equity Market Index Fund is expected to have a risk level between the other two funds, and should have higher dividends than the Extended Equity Market Index Fund.

  .Tracking error The use of sampling for the Extended Equity Market Index and
   Total Equity Market Index Funds will likely result in some deviation from their respective indices. In addition, for all three index funds, returns are likely to be slightly below those of the indices because the funds have fees and transaction expenses while indices have none. The timing of cash flows and a fund's size can also influence returns. While there is no guarantee, the investment manager expects the correlation between the funds and their respective indices to be at least .95. A correlation of 1.00 means the returns of the fund and the index move in the same direction (but not necessarily by the same amount). A correlation of 0.00 means movements in the fund are unrelated to movements in the index.
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FUND PROFILE
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   International Equity Index Fund

   As with all stock funds, the fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. For example, Japanese stocks were in a steep decline for much of the 1990s. Some particular risks affecting this fund include the following:

  .Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant, unpredictable, and long-lasting depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Under normal conditions, the fund does not expect to hedge its currency exposure.

  .Geographic risk The economies and financial markets of various regions can be interdependent and may decline all at the same time.

  .Other risks of foreign investing Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

  .While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  .Tracking error The fund's returns are likely to be below those of the index because the fund has fees and transaction costs while the index has none. The timing of cash flows and the fund's size can also influence returns. For example, the fund's failure to reach a certain asset size may limit its ability to purchase all the stocks in the index and achieve full replication.

  .Futures/options risk To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.
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FUND PROFILE
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   U.S. Bond Index Fund

   This fund is designed to track the performance of investment-grade bonds, regardless of whether they are rising or falling. Because index funds are passively managed and fully invested at all times, assets can not be shifted from one bond or group of bonds to another based on their prospects in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform index funds. In addition, index funds carry the same overall risks as the indexes they are designed to track. The following are the principal risks of the fund:

  .Interest rate risk Investors should be concerned primarily with this risk.
   An increase in interest rates will likely cause the fund's share price to fall, resulting in a loss of principal. That's because the bonds and fixed-income securities in the fund's portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities whose principal and interest payments are guaranteed by the U.S. government can decline in price if rates rise. The longer a bond's maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. Therefore, this fund carries more interest rate risk than short-term bond funds.

  .Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. While the fund's overall credit quality is investment grade (AAA to BBB), BBB securities are more susceptible to adverse economic conditions and some may have speculative characteristics.

  .The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

  .Prepayment risk and extension risk A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. The loss of high-yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the bond's potential price gain in response to falling interest rates, reduce the bond's yield, or even cause the bond's price to fall below what an investor paid for it, resulting in a capital loss. Any of these developments could cause a decrease in the fund's income, share price, or total return.

   Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.
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FUND PROFILE
---------------------------------------------------------
  .Derivatives risk This is the potential that our investments in these complex and volatile instruments could affect the fund's share price. In addition to CMOs and better-known instruments such as futures, other derivatives that may be used in limited fashion by the fund include interest-only (IO) and principal-only (PO) securities known as "strips." The value of these instruments is derived from an underlying pool of mortgage-backed securities or a CMO. All these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage or interest rate environment.

  .Tracking error Differences between the composition of the fund and its index, as well as differences in pricing sources, will likely result in tracking error, or the risk that fund performance will not match that of the index. Tracking error will also result because the fund incurs fees and transaction expenses while indices have none. The timing of cash flows and the fund's size can also influence returns.

   All funds

   Since each fund is passively managed and seeks to remain fully invested at all times, assets cannot be shifted from one stock or bond or group of stocks or bonds to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform these funds.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  .Each fund's share price may decline, so when you sell your shares, you may lose money. An investment in each fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The segments of the market to which you want exposure and the degree of volatility you can accept in pursuit of income or long-term capital gains can guide you in choosing among the funds. The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

   If you seek a relatively low-cost way of participating in the U.S. equity markets through a passively managed portfolio, the Equity Index 500, Extended Equity Market Index, or Total Equity Market Index Funds could be an appropriate part of your overall investment strategy.
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FUND PROFILE
---------------------------------------------------------
   The S&P 500 Index is one of the most widely tracked stock indices in the world. If you want to closely match the performance of the mostly large-cap stocks in this index, with the same level of risk, the Equity Index 500 Fund may be an appropriate choice.

   If you seek potentially higher returns, can assume greater risk, and want broad exposure to small- and mid-cap stocks, you may wish to invest in the Extended Equity Market Index Fund.

   If your risk profile is between that of the Equity Index 500 Fund and Extended Equity Market Index Fund, and you would like to participate in the entire U.S. stock market, you may want to consider the Total Equity Market Index Fund.

   If you want to diversify your domestic stock portfolio by adding exposure to an index of developed international stock markets, and can accept the risks that accompany foreign investments, the International Equity Index Fund could be an appropriate part of your overall investment strategy.

  .Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

   If you seek a low-cost way to participate in the U.S. investment-grade bond market through a fund that tracks a well-known benchmark, the U.S. Bond Index Fund may be an appropriate investment.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.


 How has each fund performed in the past?

   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.
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                                                                               9

FUND PROFILE
---------------------------------------------------------

                                              Calendar Year Total Returns
          Fund                "92"     "93"    "94"    "95"     "96"    "97"   "98"   "99"    "00"    "01"
 ---------------------------------------------------------------------------------------------------------
  Equity Index 500        7.19   9.42    1.01   37.16  22.65  32.87  28.31  20.64   -9.30  -12.17
  Extended Equity
  Market Index                --     --        --         --       --       --       --     33.72  -15.58   -9.55
  Total Equity
  Market Index                --     --        --         --       --       --       --     23.25  -10.33  -11.20
  International
  Equity Index                  --     --        --         --       --       --      --       --        --      -21.36
  U.S. Bond Index            --     --        --         --       --       --      --      --         --         7.87
 ----------------------------------------------------------------------------------------------------------

 Equity Index 500              Quarter ended   Total return
  Best quarter                          12/31/98         21.31%
  Worst quarter                         9/30/01        -14.68%

 Extended Equity Market Index  Quarter ended   Total return
  Best quarter                                     12/31/99          28.48%
  Worst quarter                                  9/30/01         -21.01%

 Total Equity Market Index     Quarter ended   Total return
  Best quarter                                  12/31/98         21.33%
  Worst quarter                               9/30/01        -15.92%

 International Equity Index    Quarter ended   Total return
  Best quarter                             12/31/01         6.20%
  Worst quarter                           9/30/01        -14.81%

U.S. Bond Index                Quarter ended   Total return
 Best quarter                             9/30/01         4.51%
 Worst quarter                        12/31/01         0.13%



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FUND PROFILE
---------------------------------------------------------
LOGO

 Table 2  Average Annual Total Returns
                                       Periods ended 12/31/2001
                                           Shorter of 10 years
                         1 year   5 years  or since inception    Inception date
 ------------------------------------------------------------------------------
  Equity Index 500 Fund  -12.17%  10.38%          12.56%            3/30/90
  S&P 500 Stock Index    -11.89   10.70           12.94

  Extended Equity
  Market Index Fund       -9.55%     --            3.55%            1/30/98
  Wilshire 4500
  Completion Index*       -9.33      --            3.41

  Total Equity Market
  Index Fund             -11.20%     --            4.96%            1/30/98
  Wilshire 5000 Total
  Market Index*          -10.97      --            4.84

  International Equity
  Index Fund             -21.36%     --          -18.03%            11/30/00
  FTSE/TM/ Developed ex
  North America Index    -20.96      --          -17.12

  U.S. Bond Index Fund     7.87%    --             9.24%            11/30/00
  Lehman Brothers U.S.     8.44      --            9.61
  Aggregate Index
 -------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 Lehman indices do not reflect the deduction of any fees or expenses.

 *Wilshire data calculated as of 1/8/02.


 What fees or expenses will I pay?

   The funds are 100% no load. However, the funds charge a redemption fee, payable to the funds, on shares held less than six months. The fee is 1% for International Equity Index Fund and 0.50% for the other funds.
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FUND PROFILE
---------------------------------------------------------
   The Extended Equity Market Index, Total Equity Market Index, International Equity Index, and U.S. Bond Index Funds each have a single fee covering investment management and ordinary recurring operating expenses (other than fees and expenses for the funds' independent directors). In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses that varies according to a number of other factors.

   There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 3  Fees and Expenses of the Funds*
                    Shareholder fees (fees
                    paid directly from your                  Annual fund operating expenses
                          investment)                (expenses that are deducted from fund assets)
                                  Account                           Total annual    Fee waiver/
                    Redemption  maintenance  Management   Other    fund operating     expense        Net
       Fund            fee        fee/a/        fee      expenses     expenses     reimbursement  expenses

  Equity Index 500   0.50%       $10           0.15%/b/   0.21%/c/     0.36%           0.01%        0.35%/b/
                    -----------------------------------------------------------------------------------------
  Extended Equity    0.50        10            0.40///d/    --         0.40              --        0.40///d/
  Market Index
                    -----------------------------------------------------------------------------------------
  Total Equity       0.50        10            0.40///d/    --         0.40              --        0.40///d/
  Market Index
                    -----------------------------------------------------------------------------------------
  International      1.00        10            0.50///d/    --         0.50              --        0.50/d/
  Equity Index
                    -----------------------------------------------------------------------------------------
  U.S. Bond Index    0.50        10            0.30///d/    --         0.30              --
 ------------------------------------------------------------------------------------------------------------


 /a/A $2.50 quarterly fee is charged for accounts with balances less than $10,000.

 /b/Effective January 1, 2001, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through December 31, 2002, to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed 0.35%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.35%; however, no reimbursement will be made after December 31, 2004, or if it would result in the expense ratio exceeding 0.35%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

 /c/Expenses have been restated to reflect the 0.35% expense cap in effect
   January 1, 2001.

 /d/       The management fee includes operating expenses.

 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

FUND PROFILE
---------------------------------------------------------

     Fund                          1 year  3 years  5 years  10 years
    ------------------------------------------------------------------------
     Equity Index 500               $36     $114     $200      $454
                                   ------------------------------------
     Extended Equity Market Index    41      128      224       505
                                   ------------------------------------
     Total Equity Market Index       41      128      224       505
                                   ------------------------------------
     International Equity Index*     51      160       --        --
                                   ------------------------------------
     U.S. Bond Index*                31       97       --        --
    ------------------------------------------------------------------------


   * The funds began operations on November 30, 2000, so no figures are provided for the 5- and 10-year periods.


 Who manages the funds?

   All funds except International Equity Index Fund

   Each fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

   Richard T. Whitney manages each fund day to day and has been chairman of each fund's Investment Advisory Committee since the funds' inceptions. He joined
   T. Rowe Price in 1985 and has been managing investments since 1986.

   U.S. Bond Index Fund

   Edmund M. Notzon manages the fund day to day and has been chairman of its Investment Advisory Committee since its inception. He has been managing investments since joining T. Rowe Price in 1989.

   International Equity Index Fund

   T. Rowe Price International is responsible for the selection and management of the fund's portfolio investments. The company, a wholly owned subsidiary
   of   T. Rowe Price Associates, is the successor to Rowe Price-Fleming
   International ("Price-Fleming"), a joint venture established in 1979 between
   T. Rowe Price Associates and Robert Fleming Holdings ("Flemings"). In 2000,
   T. Rowe Price became the sole owner of Price-Fleming and renamed the company
   T. Rowe
   Price International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.

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FUND PROFILE
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   Raymond A. Mills, Ph.D. manages the fund day to day and has been chairman of its Investment Advisory Committee since the fund's inception. He has been managing investments since 1998. From 1994 until joining T. Rowe Price in 1997 as an investment analyst, Mr. Mills was a Principal Systems Engineer with The Analytic Sciences Corporation.

 To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information. Also note that this profile may include funds not available through your plan.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

  . The U.S. Bond Index Fund distributes income monthly.

  . The Equity Index 500 Fund distributes income quarterly.

  .The Extended Equity Market Index, Total Equity Market Index, and
   International Equity Index Funds distribute income annually.

   The funds distribute net capital gains, if any, at year-end. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares, unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.
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FUND PROFILE
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 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
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                                                                     RPS C50-035
 T. Rowe Price Investment Services, Inc., Distributor